EXHIBIT 99.1

Bay View Securitization Corporation
Bay View 2002 LJ-1 Owner Trust
For Payment Date: October 25, 2004
For Collection Period: September 2004
For Determination Date: October 15, 2004

A. PRINCIPAL BALANCE RECONCILIATION	A-1	A-2	A-3	A-4	# LOANS	TOTAL	LOAN BALANCE
(A) Original Principal Balance	65,800,000.00	129,000,000.00	171,000,000.00	87,410,907.00	20,885	453,210,907.00	453,210,907.00
(B) Beginning Balance	0.00	0.00	64,519,357.79	87,410,907.00	9,924	151,930,264.79	151,930,264.79
(C) Collections (Regular Payments)	0.00	0.00	3,412,677.27	0.00	N/A	3,412,677.27	3,412,677.27
(D) Withdrawal from Payahead (Principal)	0.00	0.00	3,009.58	0.00	N/A	3,009.58	3,009.58
(E) Collections (Principal Payoffs)	0.00	0.00	3,990,706.08	0.00	311	3,990,706.08	3,990,706.08
(F) Gross Charge Offs (Prior Mo. End Bal)	0.00	0.00	319,072.05	0.00	24	319,072.05	319,072.05
(G) Principal Reductions (Other)(Partial chg-off)	0.00	0.00	1,044.22	0.00	N/A	1,044.22	1,044.22
(H) Repurchases	0.00	0.00	0.00	0.00	0	0.00	0.00

(I) Ending Balance	0.00	0.00	56,792,848.59	87,410,907.00	9,589	144,203,755.59	144,203,755.59

(J) Certificate Factor	0.000000%	0.000000%	33.212192%	100.000000%	45.913335%	31.818245%	31.818245%
Notional Principal Balance: Class I
(K) Beginning							61,880,159.70
(L) Reduction							7,726,509.20
(M) Ending							54,153,650.50
Notional Principal Balance: Companion Component
(N) Beginning							90,050,105.09
(O) Reduction							—
(P) Ending							90,050,105.09
B. CASH FLOW RECONCILIATION							TOTALS
(A) CASH WIRED-PRINCIPAL AND INTEREST COLLECTIONS							8,716,552.38
(B) INTEREST WIRED — COLLECTION ACCOUNT & PAYAHEAD ACCOUNT							12,327.37
(C) WITHDRAWAL FROM PAYAHEAD ACCOUNT							0.00
1) allocable to principal							3,009.58
2) allocable to interest							0.00
(D) ADVANCES							9,063.20
(E) REPURCHASES							0.00
(F) GROSS CHARGE OFF RECOVERIES							179,602.51
(G) SPREAD ACCOUNT WITHDRAWAL							0.00
(H) Policy Draw for “I” Interest							0.00
(I) Policy Draw for “A-1” Interest or Ultimate Principal							0.00
(J) Policy Draw for “A-2” Interest or Ultimate Principal							0.00
(K) Policy Draw for “A-3” Interest or Ultimate Principal							0.00
(L) Policy Draw for “A-4” Interest or Ultimate Principal							0.00
TOTAL COLLECTIONS							8,920,555.04
C. TRUSTEE DISTRIBUTION							TOTAL
(A) TOTAL CASH FLOW							8,920,555.04
(B) DEPOSIT TO PAYAHEAD							0.00
(C) Indenture Trustee Fee							0.00
(D) UNRECOVERED INTEREST ADVANCES							4,721.67
(E) SERVICING FEE (DUE AND UNPAID)							126,608.55
(F) Standby Servicing Fee (not to exceed $50,000)							3,000.00
(G) Owner Trustee Fee (not to exceed $25,000)							0.00
(H) INTEREST TO “A-1” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00
(I) INTEREST TO “A-2” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00
(J) INTEREST TO “A-3” CERTIFICATE HOLDERS, INCLUDING OVERDUE							156,997.10
(K) INTEREST TO “A-4” CERTIFICATE HOLDERS, INCLUDING OVERDUE							262,232.72
(L) Interest to “I” Certificate Holders, including Overdue							128,917.00
(M) PRINCIPAL TO “A-1” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00
(N) PRINCIPAL TO “A-2” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00
(O) PRINCIPAL TO “A-3” CERTIFICATE HOLDERS, INCLUDING OVERDUE							7,726,509.20
(P) PRINCIPAL TO “A-4” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00
(Q) Policy Premium and Unreimbursed Draws							48,067.92
(R) Spread Account (up to the Requisite Amount)							0.00
(S) Additional Unpaid Standby Servicing Fee							0.00
(T) Additional Unpaid Indenture Trustee Fee							0.00
(U) Additional Unpaid Owner Trustee Fee							0.00
(V) Interests Advance Recovery Payments							0.00

(W) EXCESS YIELD							463,500.88

BALANCE							0.00

D. SPREAD ACCOUNT							SPREAD
							ACCOUNT
(A) BEGINNING BALANCE							13,907,389.88
(B) ADDITIONS TO SPREAD AMOUNT							463,500.88
(C) INTEREST EARNED							15,835.61
(D) DRAWS							0.00
(E) REIMBURSEMENT FOR PRIOR DRAWS							N/A
(F) DISTRIBUTION OF FUNDS TO SERVICER							N/A
(G) PRIOR MONTH DISTRIBUTION OF FUNDS TO ISSUER							311,062.67

(H) ENDING BALANCE							14,075,663.70

(I) REQUIRED BALANCE							13,596,327.21

(J) CURRENT MONTH DISTRIBUTION OF FUNDS TO ISSUER							479,336.49

Bay View Securitization Corporation
Bay View 2002 LJ-1 Owner Trust
For Payment Date: October 25, 2004
For Collection Period: September 2004
For Determination Date: October 15, 2004

E. CURRENT RECEIVABLES DELINQUENCY		NUMBER	BALANCE
# PAYMENT DELINQUENCY
(A) 31-60		46	672,485.29
(B) 61-90		4	29,509.53

(C) TOTAL		50	701,994.82

(D) 90+ days		9	157,582.07
F. REPOSSESSIONS
(A) COLLECTION PERIOD REPOSSESSIONS (CURRENT PERIOD END BAL)		18	357,369.35
(B) AGGREGATE REPOSSESSIONS		505	9,894,528.30
(C) UNLIQUIDATED REPOSSESSIONS		21	424,067.85
G. PAYAHEAD RECONCILIATION
(A) BEGINNING BALANCE			78,564.54
(B) DEPOSIT			0.00
(C) WITHDRAWAL			3,009.58

(D) ENDING BALANCE			75,554.96

PERFORMANCE TEST
H. DELINQUENCY RATIO (30+)	DELINQUENT
	MONTH	POOL	DELINQUENCY
MONTH	BALANCE	BALANCE	%
(A) CURRENT	701,994.82	144,203,755.59	0.4868%
(B) 1ST PREVIOUS	646,759.37	151,930,264.79	0.4257%
(C) 2ND PREVIOUS	734,647.91	160,040,183.50	0.4590%

(D) THREE MONTH ROLLING AVERAGE	694,467.37	152,058,067.96	0.4572%

I. CUMULATIVE DEFAULT RATE	MONTH	ORIGINAL POOL
	BALANCE	BALANCE	Default Rate %
(A) Defaulted Receivables (Current Period)	463,454.95
(B) Cumulative Defaulted Receivables (Prior Month)	12,314,398.60
(C) Cumulative Defaulted Receivables (Current Month)	12,777,853.55	453,210,907.00	2.82%
	MONTH	ORIGINAL POOL
J. CUMULATIVE NET LOSS RATE	BALANCE	BALANCE	Net Loss Rate %
(A) Collection Period Charge-Off receivables	320,116.27
(B) 50% of Purchase Receivables with scheduled payment delinquent more than 30 days	—
(C) Aggregate Cram Down Losses during period	—
(D) Less: Recoveries (current month)	179,602.51
(E) Prior Period Adjustment	—
(F) Net Losses current period	140,513.76
(G) Prior Period cumulative net losses	8,240,358.32
(H) Cumulative Net Losses (current period)	8,380,872.08	453,210,907.00	1.85%
(I) Total Defaults	463,454.95
(J) 50% of defaulted Receivables ( not included in Collection Period Charge-Off Receivables)	231,727.48
(K) Cumulative net losses including 50% of defaults	8,612,599.56	453,210,907.00	1.90%
	MONTH	POOL
K. EXTENSION RATE	BALANCE	BALANCE	Extension Rate %
(A) Principal Balance of Receivables extended during current period (not to exceed 1% of Original Pool Balance)	610,658.57	144,203,755.59	0.42%
L. LOCKBOX TEST		AMOUNT	NUMBER
(A) Total Payments to Lockbox (Current Month)		4,750,228.33	8,840
(B) Total Payments (Current Month)		8,896,154.89	9,913
(C) Lockbox Payment Percentage			89.18%
M. FINANCIAL COVENANTS
(A) Monthly BVAC capital (at least $50MM)			50,000
(B) Monthly BVAC cash and working capital borrowing capacity (at least $5MM)			16,699
(C) Monthly BVAC net worth (at least $20MM)			62,551
N. WAC-Weighted Average Coupon			10.3620%
O. WAM-Weighted Average Maturity			47.28

/s/ Angelica Velisano	APPROVED BY:	/s/ Lisa Staab

Prepared by: Angelica Velisano		Lisa Staab
Senior Accounting Analyst		VP, Controller
Bay View Securitization Corp		Bay View Acceptance Corp